OTHER INCOME/(EXPENSE), NET	9 Months Ended
Sep. 30, 2025
Disclosure of Other Income and Expense [Abstract]
OTHER INCOME/(EXPENSE), NET	OTHER INCOME/(EXPENSE), NET
The following table summarizes the total other income/(expense), net:

	Three months ended September 30,		Nine months ended September 30,
(Dollars in thousands)	2025	2024	2025	2024
Foreign currency exchange loss, net	$(128)	$(61,816)	$(165,395)	$(1,111)
Other income, net	482	160	3,031	1,570
Total other income/(expense), net	$354	$(61,656)	$(162,364)	$459

The foreign currency exchange loss, net is comprised mainly of the unrealized foreign exchange loss that was primarily related to changes in the intercompany loan balances and cash balances as a result of exchange rate changes between USD and EUR.